Exhibit 10.1

September 19, 2006

Ridgestone Resources, Inc.
1806 London Street
New Westminster, British Columbia
Canada V3M 3E3

Ladies and Gentlemen:

RE: Mt. Grant Mineral Claims

I hold in trust for Ridgestone Resources, Inc. an undivided interest in the following claim:

Tenure No.	Name	Recording	Expiration
541555	Mt. Grant	September 18, 2006	September 18, 2007

I will deliver full title on demand to Ridgestone Resources, Inc. for as long as the claims are in good standing with the Province of British Columbia.

Yours truly,

PARDEEP SARAI
 Pardeep Sarai